Exhibit 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard O. Weed, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002 that:

(1) The Quarterly Report on Form 10-Q of True 2 Beauty Inc. (the “Company”) for the fiscal period ended July 31, 2010 ( the “Report”) fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

Date: September 7, 2010

/s/ Richard O. Weed
Richard O. Weed
President, Treasurer, and Director